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                                                                   EXHIBIT 10.99

                               SECOND AMENDMENT TO
                        REVOLVING SUBORDINATION AGREEMENT



This Second Amendment to Revolving Subordinated Loan Agreement ("this Second Amendment") is made and entered into by and between The Charles Schwab Corporation (the "Lender") and Charles Schwab & Co., Inc. (the "Organization") as of this 1st day of November, 1991. Unless otherwise specified herein, all capitalized terms used herein shall have the meanings ascribed to them in Revolving Subordinated Loan Agreement dated as of September 29, 1988, as amended by a First Amendment thereto dated as of April 18, 1990, both between the Lender and the Organization (collectively, the "Agreement").

WHEREAS, the Organization and the Lender desire to amend the Agreement to decrease the permissible aggregate principle amount of loans outstanding at any one time from $205,000,000 to $180,000,000.

NOW, THEREFORE, the Organization and the Lender hereby amend the Agreement as follows:

         1. The figure "$180 million" shall be and hereby is substituted in place of the figure "$205 million" in the second paragraph of paragraph "1." of the Agreement.

         2. Contemporaneously with the execution hereof, the Organization shall execute and deliver to the Lender a new promissory note in the form attached hereto as Exhibit A (the "new Revolving Note"), which new Revolving Note shall replace and supersede the Revolving Note dated April 18, 1990 made and delivered by the Organization to the Lender.

         3. Contemporaneously with the execution hereof, the Lender and the Organization shall execute a Roll-Over Attachment in the form attached hereto as Exhibit B (the "Roll-Over Attachment"), pursuant to which the Lender and the Organization agree the Commitment Termination Date and the Scheduled Maturity Date shall in each year, without further action by either the Lender or the Organization, be extended to September 29 of the following year, unless on or before the day twelve month preceding the Scheduled Maturity Date then in effect, the Lender shall notify the Organization in writing, with a written copy to the New York Stock Exchange, Inc., that the Commitment Termination Date and the Scheduled Maturity Date then in effect shall not be extended. The Roll-Over Attachment shall become part of the Agreement as amended by this Second Amendment.


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         4.       Except for the amendment, expressly specified above, all other provisions of the Agreement remain in full force and effect.

IN WITNESS WHEREOF, the Second Amendment is executed as of November 1, 1991 at San Francisco, California.


                                       THE ORGANIZATION:
                                       CHARLES SCHWAB & CO., INC.

                             By:       /s/ A. John Gambs
                                       --------------------------
                                       A. John Gambs
                             Its: Executive Vice President - Finance and Chief Financial Officer

                                       THE LENDER:
                                       THE CHARLES SCHWAB CORPORATION

                             By:       /s/ Lawrence J. Stupski
                                       -------------------------------------
                                       Lawrence J. Stupski
                             Its:      President and Chief Operating Officer




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                                                                       Exhibit A


                                 REVOLVING NOTE

$180,000,000                                             Date:  November 1, 1991

         For value received, the undersigned Charles Schwab & Co., Inc. ("Organization") hereby promises to pay to the order of The Charles Schwab Corporation ("Lender") the principle amount of each advance made by the Lender to the Organization under the terms of a Revolving Subordinated Loan Agreement between the Organization and the Lender dated as of September 29, 1988, as amended by a First Amendment thereto between the Organization and the Lender dated as of April 18, 1990, and further amended by a Second Amendment thereto between the Organization and the Lender dated as of November 1, 1991, (collectively, the "Agreement"), as shown in the schedule attached hereto and any continuation thereof, payable at such times as are specified in the Agreement. The undersigned also promises to pay interest on the unpaid principle amount of such advance from the date of such advance until such principle is paid, and the rates per annum, and payable at such times, as are specified in the Agreement. The Note shall be subject to the Agreement, and all principle and interest payable hereunder shall be due and payable in accordance with the terms of the Agreement. Terms defined in the Agreement are used herein with the same meanings.

         The maturity date of this Revolving Note shall be September 29, 1993. The maturity date shall in each year, without further action by either the Lender or the Organization, be extended to September 29 of the following year, unless on or before the day twelve months preceding the maturity date then in effect, the Lender shall notify the Organization in writing, with a written copy to the New York Stock Exchange, Inc., that such maturity date shall not be extended.

         This Revolving Note replaces and supersedes the Revolving Note dated April 18, 1990 in the maximum principle amount of $205,000,000 delivered by the Organization to the Lender.

         IN WITNESS WHEREOF, the undersigned has caused this Revolving Note to be executed by its officer thereunto duly authorized and directed by appropriate corporate authority.

                                        CHARLES SCHWAB & CO., INC.

                              By:       /s/ A. John Gambs
                                        ---------------------------
                                        A. John Gambs
                              Its: Executive Vice President - Finance and Chief Financial Officer



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                              ROLL-OVER ATTACHMENT

Additional provision for Revolving Subordinated Loan Agreement, as amended, between The Charles Schwab Corporation ("Lender") and Charles Schwab & Co., Inc.("Organization").

PRINCIPLE AMOUNT:  $180,000,000
DATE OF AGREEMENT:  September 29, 1988
DATE OF FIRST AMENDMENT TO AGREEMENT:  April 18, 1990
DATE OF SECOND AMENDMENT TO AGREEMENT:  November 1, 1991

Pursuant to the roll-over provisions of the Agreement as amended, the Commitment Termination Date in Paragraph 1 of the Agreement is September 29, 1992, and the Scheduled Maturity Date in Paragraph 1 of the Agreement is September 29, 1993. The Commitment Termination Date and the Scheduled Maturity Date shall in each year, without further action by either the Lender or the Organization, be extended to September 29 of the following year, unless on or before the day twelve months preceding the Scheduled Maturity Date then in effect, the Lender shall notify the Organization, in writing, with a written copy to the New York Stock Exchange, Inc., that the commitment Termination Date and the Scheduled Maturity Date then in effect shall not be extended.

                                         THE ORGANIZATION:
                                         CHARLES SCHWAB & CO., INC.

                               By:       /s/ A. John Gambs
                                         -----------------------------
                                         A. John Gambs
                               Its: Executive Vice President - Finance and Chief Financial Officer

                                         THE LENDER:
                                         THE CHARLES SCHWAB CORPORATION

                               By:       /s/ Lawrence J. Stupski
                                         ------------------------------
                                         Lawrence J. Stupski
                               Its:      President and Chief Operating Officer